--------------------------------------------------------------------------------




        [LOGO]


                                        Undiscovered Managers
                                        Behavioral Growth Fund
Undiscovered Managers(TM)
                                        Undiscovered Managers
                                        Special Small Cap Fund
Undiscovered Managers Funds
                                        Undiscovered Managers
                                              REIT Fund

                                        Undiscovered Managers
                                        Small Cap Value Fund

                                        Undiscovered Managers
                                          Hidden Value Fund

                                        Undiscovered Managers
                                          Core Equity Fund

                                        Undiscovered Managers
                                         All Cap Value Fund


       ANNUAL REPORT
      TO SHAREHOLDERS

      AUGUST 31, 1998


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                  DISTRIBUTOR
                         First Data Distributors, Inc.
                              4400 Computer Drive
                        Westborough, Massachusetts 01581

                                 LEGAL COUNSEL
                                  Ropes & Gray
                            One International Place
                          Boston, Massachusetts 02110

                                 TRANSFER AGENT
                    First Data Investor Services Group, Inc.
                              4400 Computer Drive
                        Westborough, Massachusetts 01581

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                               125 Summer Street
                          Boston, Massachusetts 02110

                                   CUSTODIAN
                              The Bank of New York
                                 48 Wall Street
                            New York, New York 10286








     The report and the financial statements contained herein are submitted for the general information of the share-holders of Undiscovered Managers Funds. The report is not authorized for distribution to prospective investors in Undiscovered Managers Funds unless preceded or accompanied by the current prospectus.

--------------------------------------------------------------------------------
undiscovered managers(TM)


To Our Shareholders:

We are pleased to provide to you our inaugural annual report for the Undiscovered Managers Funds. This report offers you a view to the financial and operational activities of the funds since their inception and includes a listing of the securities owned in each of the Fund's portfolios as of August 31, 1998. In addition, you will find commentaries on the funds by each of their respective sub-advisers, as well as an opinion from the funds' auditors, Deloitte & Touche LLP.

We are delighted with the continued interest we are receiving for our products from institutional investors, particularly registered investment advisers. We look forward to growth both in our existing funds as well as in new products that we anticipate rolling out next calendar year.

We would like to thank all of our managers for their support and cooperation in developing and launching the funds, and for a successful Fiscal Year 1998. Most importantly, we would like to thank you, our shareholders, for your interest and participation.

If you have any questions about this report, or would like additional information about the Undiscovered Managers Funds, please do not hesitate to call us at 1-888-242-3514.




Sincerely,



/s/ Mark P. Hurley

Mark P. Hurley
President and Chief Executive Officer
Undiscovered Managers, LLC
undiscovered managers(TM)



                 UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND*
              SUB-ADVISER TO THE FUND - RJF ASSET MANAGEMENT, INC.
    PORTFOLIO MANAGERS - RUSELL J. FULLER, CFA AND FREDERICK W. STANSKE, CFA

                         All information as of 8/31/98

PERFORMANCE(1)

                                 YEAR-          LIFE-
                                TO-DATE        TO-DATE         YEAR TO DATE
Undiscovered Managers                                          [BAR CHART]
Behavioral Growth Fund:
   Institutional Class(A)        (7.78)%       (5.12)%
   Investor Class(B)            (19.61)%      (19.61)%

Russell 2500 Growth Index(2)    (24.38)%         --


(A)  Institutional Class commenced investment operations on December 31, 1997.
(B)  Investor Class commenced operations on July 31, 1998.

--------------------------------------------------------------------------------

MANAGEMENT COMMENTARY:

Forecasts with regard to the economy and the market are not applicable to the investment philosophy and process of the Behavioral Growth Fund. The Fund exploits behavioral biases, which cause investors to underreact to new positive information on a particular company and as a result underprice its securities. This strategy has been very successful in the past, and because behavior changes very slowly, we would expect our strategy to continue to be successful in the future. Since inception of the Fund, we have outperformed its benchmark, the Russell 2500 Growth Index. This can be explained by the strategy continuing to work with new purchases and with existing holdings in the portfolio. Overall, we expect to continue with similar performance; however it is not unusual to see monthly and quarterly variances.

Recently, market volatility has put behavioral finance in the headlines. Questions to experts have included comments about loss aversion, overconfidence and mental accounting. We classify behavioral bias into three distinct categories -- emotional reactions, agency problems and cognitive errors. The recent market volatility has greatly increased emotional reactions in the marketplace, such as greed, fear and regret, as well as agency problems with the bailout of Long Term Capital by their suppliers. However, these are not the types of reactions that RJF tries to exploit.

On the cognitive side, which is the area that RJF seeks to exploit, recent market volatility has not had an impact on how we manage stock portfolios. We still see situations where overconfidence and anchoring are creating attractive equity investments.

--------------------------------------------------------------------------------

 * Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

(1) Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

(2) The Russell 2500 Growth Index is an unmanaged index. An individual cannot invest directly in any index.

For more complete information about the Undiscovered Managers Funds, including fees and expenses, please call 1-888-242-3514 for a prospectus. Please read it carefully before you invest or send money.

Distributor: First Data Distributors Inc., 4400 Computer Drive, Westborough, MA 01581. 1-508-871-9768.

                                                       undiscovered managers(TM)


                 UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND*
      SUB-ADVISER TO THE FUND - KESTREL INVESTMENT MANAGEMENT CORPORATION
        PORTFOLIO MANAGERS - DAVID J. STEIRMAN AND ABBOTT J. KELLER, CFA

                         All information as of 8/31/98

PERFORMANCE(1)

                                   YEAR-             LIFE-
                                  TO-DATE           TO-DATE       YEAR TO DATE
                                                  (12/30/97)
Undiscovered Managers
Special Small Cap Fund:
   Institutional Class            (17.98)%          (16.80)%       [BAR CHART]

Russell 2000 Index(2)             (22.29)%            --

--------------------------------------------------------------------------------

MANAGEMENT COMMENTARY:

The Fund's performance relative to its benchmark, the Russell 2000 Index, has been favorable. Year to date through August 31, 1998, the Fund returned -17.98%, compared with the Russell 2000 return of -22.29%. As anticipated, the Fund's investments held up much better than average small-capitalization stocks during a declining period.

Since the Fund's inception, we believe our outperformance has resulted from the avoidance of big losses. We use a negative screening process to qualify companies for our portfolio, maintaining a list of 27 factors that are grounds for rejecting a stock. We are generally buying unexciting companies at depressed prices.

Our goal is to identify when a company's management believes its stock is undervalued and that management is taking positive actions to change the situation. Goodmark Foods is an excellent example of our strategy. In June 1998, ConAgra, a diversified food company, acquired Goodmark, which makes meat snacks including Slim Jim(R), for approximately $30 per share. We purchased Goodmark at $21 per share in March 1998, when the company was repurchasing its own shares.

Our outlook for the Fund is positive, primarily because small-cap stocks currently offer far greater value than larger cap stocks. Further, the recent turbulence in the market has been fairly unusual because, unlike most other bear markets, value stocks have depreciated in price almost as much as growth stocks, making value investments particularly attractive. We are uncertain as to a broader market outlook. We believe that larger cap stocks will likely correct further before small-cap stocks will experience a sustainable advance on a broad basis.

--------------------------------------------------------------------------------

 * Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

(1) Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

(2) The Russell 2000 Index is an unmanaged index. An individual cannot invest directly in any index.

For more complete information about the Undiscovered Managers Funds, including fees and expenses, please call 1-888-242-3514 for a prospectus. Please read it carefully before you invest or send money.

Distributor: First Data Distributors Inc., 4400 Computer Drive, Westborough, MA 01581. 1-508-871-9768.

undiscovered managers(TM)


                        UNDISCOVERED MANAGERS REIT FUND*
            SUB-ADVISER TO THE FUND - BAY ISLE FINANCIAL CORPORATION
       PORTFOLIO MANAGERS - WILLIAM F. K. SCHAFF, CFA AND RALPH L. BLOCK

                         All information as of 8/31/98

PERFORMANCE(1)

                                   YEAR-           LIFE-
                                  TO-DATE         TO-DATE
                                                 (01/01/98)     YEAR TO DATE
Undiscovered Managers                                            [BAR CHART]
REIT Fund:
   Institutional Class            (14.88)%        (14.88)%

Morgan Stanley REIT Index(2)      (20.09)%          --

--------------------------------------------------------------------------------

MANAGEMENT COMMENTARY:

The equity REIT market has had one of the worst downturns in the modern REIT era (since 1993). It has been hit by both a weak small cap market as measured by the Russell 2000 Index and weakness in the real estate market, which many investors believe is near the end of the current commercial real estate cycle. However, valuations of equity REITs are reaching levels not seen since 1993. Average yields are starting to breach 8% and many equity REITs are trading under their net asset value.

Our strategy to focus on the more value-oriented REITs within the retail and multifamily home sector has paid off this year. Underweighting the large cap, office and lodging sector has greatly enhanced relative returns. We also chose to invest in niche value REITs with potential upside from restructuring or better-than-expected internal growth prospects.

Given valuation levels today, we fully expect a stronger relative performance by REITs vis-a-vis the broader domestic equity market in 1999, especially in a sideways-to-downward market. Anyone with a minimum of three year time horizon should find this sector attractive given current valuations. We strongly believe correlations with the commercial real estate cycle will increase going forward but investors must recognize that they are still investing in a hybrid asset class that is, for the most part, comprised of small cap stocks. However, disciplined portfolio managers should be well rewarded long-term as equity REITs remain a low-correlated asset class to the general equity markets.

--------------------------------------------------------------------------------

 * REIT funds may be subject to a higher degree of market risk than diversified funds because of their concentration in a specific industry, sector or geographic sector. Risks also include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. Also, small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

(1) Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

(2) The Morgan Stanley REIT Index is an unmanaged index. An individual cannot invest directly in any index.

For more complete information about the Undiscovered Managers Funds, including fees and expenses, please call 1-888-242-3514 for a prospectus. Please read it carefully before you invest or send money.

Distributor: First Data Distributors Inc., 4400 Computer Drive, Westborough, MA 01581. 1-508-871-9768.

                                                       undiscovered managers(TM)



                  UNDISCOVERED MANAGERS SMALL CAP VALUE FUND*
             SUB-ADVISER TO THE FUND - J.L. KAPLAN ASSOCIATES, LLC PORTFOLIO MANAGERS - JAMES L. KAPLAN AND PAUL WEISMAN

                         All information as of 8/31/98

PERFORMANCE(1)

                                 YEAR-          LIFE-
                                TO-DATE        TO-DATE           YEAR TO DATE
Undiscovered Managers
Small Cap Value Fund:                                             [BAR CHART]
    Institutional Class(A)      (14.98)%       (12.80)%
    Investor Class(B)           (18.96)%       (18.88)%

Russell 2000 Index(2)           (22.29)%          --


(A)  Institutional Class commenced investment operations on December 30, 1997.
(B)  Investor Class commenced operations on July 31, 1998.

--------------------------------------------------------------------------------

MANAGEMENT COMMENTARY:

Superior performance is created through the exploitation of market inefficiencies. The two most common inefficiencies are informational and psychological. Informational advantages are created when one analyst has greater knowledge of a particular company and the fundamental drivers behind its stock performance. Psychological advantages mostly arise from a willingness to think independently and be contrary to conventional wisdom (for example, being willing to own health care stocks when health care reform was being debated).

Informational advantage tends to diminsh as an investment moves up in capitalization size. Most small-cap companies, if they are followed by any analysts, tend to have research coverage from only a few. The Small Cap Value Fund has continued to outperform the Russell 2000 Index as undervalued companies become "discovered." This approach can often produce outperformance in a short time period, since a single magazine article or news story can cause the investment community to focus on a previously obscure company.

Our primary sale in the Small Cap Value Fund was Ryan's Family Steakhouse, which had appreciated to our sell target on a P/E basis. Two purchases this quarter which are consistent with our theme of buying very undervalued stocks with limited exposure to economic turmoil are Quixote Corp. and D&N Financial. Quixote Corp. is the dominant manufacturer of energy-absorbing highway crash barriers and other highway safety products and has close to a 90% share of the highway barrier market. We believe that the combination of increased government spending on highway safety and niche acquisitions can accelerate Quixote Corp.'s earnings growth to 18-20% annually. This is also a debt-free company, which generates significant free cash flow.

D&N Financial is one of the largest independent thrifts remaining in the state of Michigan. The company is in the process of making an exciting transition from a slow growing thrift to a consumer and commercial-oriented bank. This has produced a dramatic improvement in both return on equity and earnings growth. Currently, the stock sells at a significant discount to its peers on a relative P/E basis.

--------------------------------------------------------------------------------

 * Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

(1) Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

(2) The Russell 2000 Index is an unmanaged index. An individual cannot invest directly in any index.

For more complete information about the Undiscovered Managers Funds, including fees and expenses, please call 1-888-242-3514 for a prospectus. Please read it carefully before you invest or send money.

Distributor: First Data Distributors Inc., 4400 Computer Drive, Westborough, MA 01581. 1-508-871-9768.

undiscovered managers(TM)



                    UNDISCOVERED MANAGERS HIDDEN VALUE FUND*
             SUB-ADVISER TO THE FUND - J.L. KAPLAN ASSOCIATES, LLC PORTFOLIO MANAGERS - JAMES L. KAPLAN AND PAUL WEISMAN

                         All information as of 8/31/98

PERFORMANCE(1)

                               YEAR-        LIFE-
                              TO-DATE      TO-DATE               YEAR TO DATE

Undiscovered Managers
Hidden Value Fund:
    Institutional Class(A)    (22.78)%     (21.92)%              [BAR CHART]
    Investor Class(B)         (19.27)%     (19.27)%

Russell Mid-Cap Index(2)      (12.69)%       --

(A)  Institutional Class commenced investment operations on December 31, 1997.
(B)  Investor Class commenced operations on July 31, 1998.

--------------------------------------------------------------------------------

MANAGEMENT COMMENTARY:

The Hidden Value Fund is managed using a contrarian/value investment approach emphasizing currently out-of-favor companies with low P/E ratios (the most obvious manifestation of unpopularity). This strategy tends to take a somewhat longer time to generate superior performance, since perceptions tend to be persistent and only change gradually as contrary evidence accumulates. Presently, we are underperforming in the Hidden Value Fund due to an overweighting of the currently unpopular energy and technology sectors, where we are confident there is substantial hidden value.

During the third quarter, we sold both Union Carbide and PPG. These are multinational chemical companies whose earnings are vulnerable in the current environment, but whose stocks had appreciated.

Two recent significant purchases were Lancaster Colony and Federal Signal. Lancaster Colony is a $1 billion (sales) manufacturer of housewares, food, and automotive products. The company's strong management enables it to generate significant cash to buy back shares as well as to acquire smaller, complementary product lines, which Lancaster can then leverage through its existing manufacturing and, more importantly, distribution systems. This stock is selling at a discount relative to its peers, despite superior financial characteristics.

With $1 billion in forecasted 1998 sales, Federal Signal is a conglomerate with a focus on safety-related equipment. Federal Signal is debt free, generates large amounts of free cash flow, and historically had grown consistently at greater than 15% annually. We believe it is currently undervalued given our long-term outlook for the company.

--------------------------------------------------------------------------------

 * Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

(1) Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

(2) The Russell 2000 Index is an unmanaged index. An individual cannot invest directly in any index.

For more complete information about the Undiscovered Managers Funds, including fees and expenses, please call 1-888-242-3514 for a prospectus. Please read it carefully before you invest or send money.

Distributor: First Data Distributors Inc., 4400 Computer Drive, Westborough, MA 01581. 1-508-871-9768.

                                                       undiscovered managers(TM)


                     UNDISCOVERED MANAGERS CORE EQUITY FUND
              SUB-ADVISER TO THE FUND - WAITE & ASSOCIATES, L.L.C.
      PORTFOLIO MANAGERS - LESLIE A. WAITE, CFA AND DIANA L. CALHOUN, CFA

                         All information as of 8/31/98

PERFORMANCE(1)

                                 YEAR-          LIFE-
                               TO-DATE        TO-DATE           YEAR TO DATE

Undiscovered Managers
Core Equity Fund:
   Institutional Class(A)        1.11%          2.00%            [BAR CHART]
   Investor Class(B)           (13.56)%       (13.56)%

S&P 500 Index(2)                (0.35)%          --


(A)  Institutional Class commenced investment operations on December 31, 1997.
(B)  Investor Class commenced operations on July 31, 1998.

--------------------------------------------------------------------------------

MANAGEMENT COMMENTARY:

The case for a global economic downturn continues to be quite strong. The "Asian Contagion" has spread throughout other global markets. Korea continues depressed while Russia and Japan are recording new lows. Pacific Rim stock valuations have been cut in half over the past 18 months and the average Latin American stock market has declined by 45%.

Real GDP for the second quarter of 1996 was +2.5% (annual rate). We forecast that this rate plus or minus 1% will continue for the next four quarters. Continuing overcapacity on a worldwide basis remains as a main economic theme helping to keep U.S. inflation under control. The annualized inflation rate for the second calendar quarter of 1998 was +0.8%. We would expect inflation to average about 1% for the next 12 months.

Most past economic "crises" (except for the 1930's) have been met with significant easing moves by the central bankers. We look for the Federal Reserve to move away from their restrictive stance and lower short-term rates further in the coming months.

So far, the market in 1998, as measured by the Standard and Poor's 500 Composite Stock Price Index ("S&P 500 Index"), has had two distinct moves. On July 17, the S&P 500 Index peaked with a positive return of +22.3% and then sold off -19.3% for a cumulative negative return of -1.3% (without income) year-to-date through August 31. Our outperformance versus the S&P 500 Index has been a combination of sector selection (underweighting basic materials and transportation) and stock selection. Although we continue to be overweighted to the S&P 500 Index in the financial sector, our stock selection in this sector as well as consumer cyclicals has been better than the averages.

--------------------------------------------------------------------------------

(1) Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

(2) The S&P 500 Index is an unmanaged index. An individual cannot invest directly in any index.

For more complete information about the Undiscovered Managers Funds, including fees and expenses, please call 1-888-242-3514 for a prospectus. Please read it carefully before you invest or send money.

Distributor: First Data Distributors Inc., 4400 Computer Drive, Westborough, MA 01581. 1-508-871-9768.

undiscovered managers(TM)


                    UNDISCOVERED MANAGERS ALL CAP VALUE FUND
            SUB-ADVISER TO THE FUND - E.R. TAYLOR INVESTMENTS, INC.
        PORTFOLIO MANAGERS - SHERWOOD T. SMALL AND MARTHA COTTRILL, CFA

                         All information as of 8/31/98

PERFORMANCE(1)

                                  YEAR-         LIFE-
                                 TO-DATE       TO-DATE
                                                                 YEAR TO DATE
Undiscovered Managers                                             [BAR CHART]
All Cap Value Fund:
     Institutional Class(A)      (7.91)%       (7.76)%
     Investor Class(B)          (18.76)%      (18.76)%

S&P 500 Index(2)                 (0.35)%         --

(A)  Institutional Class commenced investment operations on December 31, 1997.
(B)  Investor Class commenced operations on July 31, 1998.

--------------------------------------------------------------------------------

MANAGEMENT COMMENTARY:

The market was dramatically two-tiered in the beginning of 1998. Many large company stocks continued to make gains while earnings growth has proven to be much more difficult to achieve. The market has pushed the vast majority of these "nifty" stocks to dramatically lower valuations, while a select few remain relatively unaffected.

Global economic problems and the absence of strong political leadership throughout the world, combined with the introduction of the EMU and the looming uncertainty of the Year 2000 technology issues, cause us to be conservative in our outlook for growth potential in the near term. In this environment, a disciplined value approach should outperform a growth strategy (which is bound to disappoint).

The Fund performed well through mid-July, outperforming the S&P/Barra Value Index by over 200 basis points while staying within shooting distance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), an index that has been dominated by large cap growth stocks in 1998.

July and August have been a different story. The difficulties in the market that began on July 17 have been particularly problematic for value investors. The Fund had a relatively high concentration in financial stocks, which bore the brunt of the initial sell-off. The average return to our financial securities from June 30 to August 31 was -24%. With a relatively high weighting, this cost the Fund over 6 percentage points in return. Our stocks in the consumer-driven sector were weak as well, returning an average of -16.8%. Although Eastman Kodak (up 7%) was a bright spot, we suffered with Liz Claiborne (down 4.5%), KMart (down 34%) and Brunswick Corp. (down 3.5%). The total impact of this sector on our return was another 6 percentage points. The only sectors which performed well for the Fund during July and August were healthcare and telecommunications, but our weightings in these sectors were too small (due to valuation constraints) to improve performance very much.

--------------------------------------------------------------------------------

(1) Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

(2) The S&P 500 Index is an unmanaged index. An individual cannot invest directly in any index.

For more complete information about the Undiscovered Managers Funds, including fees and expenses, please call 1-888-242-3514 for a prospectus. Please read it carefully before you invest or send money.

Distributor: First Data Distributors Inc., 4400 Computer Drive, Westborough, MA 01581. 1-508-871-9768.

                                                       undiscovered managers(TM)


BEHAVIORAL GROWTH FUND
PORTFOLIO OF INVESTMENTS -- AUGUST 31, 1998

                                                             VALUE
SHARES                                                      (NOTE 2)
------                                                      --------

COMMON STOCKS - 85.18%
               AEROSPACE AND DEFENSE - 1.92%
     1,400     United Technologies Corp. ................  $  101,588
                                                           ----------
               BANKS - 1.23%
     4,100     Golden State Bancorp, Inc. ...............      65,088
                                                           ----------
               BUSINESS MACHINES - 2.52%
     2,200     Lexmark International
               Group, Inc. - Class A * ..................     133,238
                                                           ----------
               BUILDING AND CONSTRUCTION - 2.00%
     3,000     Centex Corp. .............................     106,125
                                                           ----------
               COMPUTERS - 19.46%
     4,000     American Management Systems, Inc. * ......     107,000
     4,200     Bell & Howell Co. * ......................      98,700
     3,800     Compuware Corp. * ........................     172,663
     7,000     INSO Corp. * .............................     108,500
     5,900     INTERSOLV, Inc. * ........................      64,900
     3,200     Keane, Inc. * ............................     134,400
     5,400     Neomagic Corp. * .........................      69,525
     6,450     Progress Software Corp. * ................     116,503
     5,800     Syntel, Inc. * ...........................      66,700
     6,700     Systems & Computer
               Technology Corp. * .......................      91,288
                                                           ----------
                                                            1,030,179
                                                           ----------
               CONSUMER PRODUCTS - 1.85%
     5,950     Fossil, Inc. * ...........................      98,175
                                                           ----------
               CONTAINERS/PACKAGING - 2.26%
     3,200     Ball Corp. ...............................     119,600
                                                           ----------
               ELECTRONICS - 6.11%
     7,000     Optical Coating Laboratory, Inc. .........     110,250
     4,500     Qlogic Corp. * ...........................     213,188
                                                           ----------
                                                              323,438
                                                           ----------
               LEISURE - 1.01%
    12,400     Players International, Inc. * ............      53,475
                                                           ----------
               MACHINERY - 1.72%
     2,000     Sundstrand Corp. .........................      91,125
                                                           ----------
               MANUFACTURING - 2.02%
     1,700     Alpha Industries, Inc. * .................      16,150
     2,400     Carlisle Companies, Inc. .................      90,900
                                                           ----------
                                                              107,050
                                                           ----------
               PHARMACEUTICALS - 4.45%
     3,200     Allergan, Inc. ........................... $   151,200
     4,700     IDEC Pharmaceuticals Corp. * .............      84,600
                                                           ----------
                                                              235,800
                                                           ----------
               RECREATION - 2.34%
     3,700     Fleetwood Enterprises ....................     123,719
                                                           ----------
               RETAIL - 19.14%
     4,600     AnnTaylor Stores Corp. * .................     111,838
     6,500     Best Buy Co., Inc. * .....................     255,935
    11,400     Donna Karan International, Inc. * ........      86,213
     3,800     Longs Drug Stores, Inc. ..................     129,675
     5,900     Micro Warehouse, Inc. * ..................      95,875
     3,800     Miller (Herman), Inc. ....................      77,900
     6,900     TJX Companies, Inc. ......................     153,956
     4,000     Williams-Sonoma, Inc. * ..................     102,000
                                                           ----------
                                                            1,013,392
                                                           ----------
               TELECOMMUNICATIONS - 10.79%
     4,100     Avid Technology, Inc. * ..................     103,525
     4,500     General Instrument Corp. * ...............      89,438
     2,700     Lucent Technologies, Inc. ................     191,360
     4,900     Superior Telecommunications, Inc. ........     186,813
                                                           ----------
                                                              571,136
                                                           ----------
               TRANSPORTATION - 6.36%
     3,600     Expeditors International, WA .............     100,125
     6,300     Hunt (JB) Transport Services, Inc. .......     106,706
     6,500     MotivePower Industries, Inc. * ...........     130,000
                                                           ----------
                                                              336,831
                                                           ----------

               TOTAL COMMON STOCKS ......................   4,509,959
              (Cost $5,458,511)                            ----------

WARRANTS - 0.25%

               BANKS - 0.25%
     2,900     Golden State Bancorp, Inc.. ..............      13,050
                                                           ----------

              TOTAL WARRANTS ............................      13,050
               (Cost $16,476)                              ----------

TOTAL INVESTMENTS - 85.43% ..............................   4,523,009
(Cost $5,474,987)                                          ----------
NET OTHER ASSETS AND LIABILITIES - 14.57% ...............     771,379
                                                           ----------
NET ASSETS - 100.00% ....................................  $5,294,388
                                                           ==========

----------------------
*    Non-income producing security


                       See Notes to Financial Statements.

undiscovered managers(TM)


SPECIAL SMALL CAP FUND
PORTFOLIO OF INVESTMENTS -- AUGUST 31, 1998


                                                              VALUE
SHARES                                                       (NOTE 2)
------                                                       --------

COMMON STOCKS - 98.18%

               AUTOMOBILE - 6.00%
     23,900    Midas, Inc. ................................  $  540,738
        800    Strattec Security* .........................      22,200
     24,600    TBC Corp.* .................................     113,775
                                                             ----------
                                                                676,713
                                                             ----------
               BUILDING MATERIALS - 2.83%
      1,000    Congoleum Corp., Class A * .................       7,437
     22,800    Justin Industries, Inc. ....................     312,075
                                                             ----------
                                                                319,512
                                                             ----------
               CAPITAL GOODS - 9.15%
     10,900    Alltrista Corp. * ..........................     273,181
      3,400    Franklin Electric Co., Inc. ................     213,775
     10,300    Jacobs Engineering Group, Inc. * ...........     262,650
      8,400    Lawson Products ............................     182,175
     31,900    Royal Appliance Manufacturing Co. * ........      79,750
      3,800    Stimsonite Corp. * .........................      21,613
                                                             ----------
                                                              1,033,144
                                                             ----------
               CHEMICALS - 13.39%
     44,700    Ethyl Corp. ................................     189,975
     12,900    Georgia Gulf Corp. .........................     221,719
     19,700    Lawter International, Inc. .................     150,213
     10,100    LeaRonal, Inc. .............................     190,638
      6,400    NCH Corp. ..................................     364,000
     25,700    Octel Corp. * ..............................     395,138
                                                             ----------
                                                              1,511,683
                                                             ----------
               ELECTRONICS - 8.65%
      2,300    CIDCO, Inc. * ..............................       5,175
     43,600    Commscope, Inc. * ..........................     577,700
      1,500    ESCO Electronics Corp. * ...................      18,750
     11,000    Varian Associates, Inc. ....................     374,688
                                                             ----------
                                                                976,313
                                                             ----------
               FINANCE - 10.13%
     20,118    ADVANTA Corp., Class A .....................     227,584
      5,100    Echelon International Corp. * ..............     116,981
     14,800    FirstBank Puerto Rico ......................     353,350
      1,900    Fund American Enterprises Holding, Inc. ....     243,200
      5,696    Queens County Bancorp., Inc. ...............     202,208
                                                             ----------
                                                              1,143,323
                                                             ----------
               FOOD AND BEVERAGES - 3.33%
      4,100    Coca-Cola Bottling Co. Consolidated ........     253,175
      4,973    ConAgra, Inc. ..............................     123,082
                                                             ----------
                                                                376,257
                                                             ----------
               HEALTH CARE SERVICES - 3.94%
      7,100    CorVel Corp. * .............................  $  238,737
     11,700    Morrison Health Care .......................     206,213
                                                             ----------
                                                                444,950
                                                             ----------
               INSURANCE - 2.60%
      6,700    Penn-America Group, Inc. ...................      72,863
     11,100    Presidential Life Corp. ....................     220,612
                                                             ----------
                                                                293,475
                                                             ----------
               LEISURE - 5.59%
     28,000    Handleman Co. * ............................     180,250
      8,700    Jackpot Enterprises, Inc. * ................      85,912
     18,900    Scientific Games Holdings Corp. * ..........     365,006
                                                             ----------
                                                                631,168
                                                             ----------
               MEDICAL PRODUCTS - 2.17%
     12,100    Invacare Corp. .............................     245,025
                                                             ----------
               OIL, GAS AND PETROLEUM - 5.45%
      5,300    Castle Energy Corp. ........................      91,094
     37,700    Costilla Energy, Inc. * ....................     240,337
     31,500    Seitel, Inc. * .............................     283,500
                                                             ----------
                                                                614,931
                                                             ----------
               PHARMACEUTICALS - 2.37%
     31,400    Perrigo Co. * ..............................     266,900
                                                             ----------
               PUBLISHING - 2.42%
     13,500    Cadmus Communications Corp. ................     273,375
                                                             ----------
               RESTAURANTS - 4.63%
     23,100    Host Marriot Services Corp. * ..............     228,112
      9,800    Outback Steakhouse, Inc. * .................     294,613
                                                             ----------
                                                                522,725
                                                             ----------
               TECHNOLOGY - 1.77%
     20,500    Information Resources, Inc. * ..............     199,875
                                                             ----------
               TEXTILES - 0.17%
        700    Oxford Industries, Inc. ....................      18,944
                                                             ----------
               TRANSPORTATION - 10.91%
     29,100    Arnold Industries, Inc. ....................     352,837
     15,700    Landstar System, Inc. * ....................     449,412
     15,450    Midwest Express Holdings, Inc.* ............     413,288
      1,100    Transport Corp. of America, Inc.* ..........      15,125
                                                             ----------
                                                              1,230,662
                                                             ----------

                       See Notes to Financial Statements.

                                                       undiscovered managers(TM)


SPECIAL SMALL CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- AUGUST 31, 1998

                                                              VALUE
SHARES                                                       (NOTE 2)
------                                                       --------

               UTILITIES - 2.68%
  11,700       Illinova Corp. ............................. $   302,006
                                                            -----------

               TOTAL COMMON STOCKS ........................  11,080,981
              (Cost $13,914,654)                            -----------

TOTAL INVESTMENTS - 98.18% ................................  11,080,981
(Cost $13,914,654)                                          -----------

NET OTHER ASSETS AND LIABILITIES - 1.82% ..................     205,408
                                                            -----------
NET ASSETS - 100.00% ...................................... $11,286,389
                                                            ===========


--------------------------
  *  Non-income producing security



                       See Notes to Financial Statements.

undiscovered managers(TM)


REIT FUND
PORTFOLIO OF INVESTMENTS -- AUGUST 31, 1998

                                                              VALUE
SHARES                                                       (NOTE 2)
------                                                       --------

COMMON STOCKS - 94.52%
               APARTMENTS - 26.03%
     17,900    Archstone Communities Trust ...............  $  346,812
     11,942    Avalon Bay Communities, Inc. ..............     394,086
      9,000    Chateau Communities, Inc. .................     234,563
     13,900    Home Properties of New York, Inc. .........     333,600
     11,200    Manufactured Home Communities, Inc. .......     263,900
     10,000    Post Properties, Inc. .....................     380,000
     12,900    Sun Communities, Inc. .....................     421,669
                                                            ----------
                                                             2,374,630
                                                            ----------
               DIVERSIFIED - 10.16%
     10,900    Golf Trust of America, Inc. ...............     288,850
          1    Omega Worldwide, Inc. .....................           5
     10,300    Spieker Properties, Inc. ..................     366,294
     11,300    U.S. Restaurants Properties, Inc. .........     271,906
                                                            ----------
                                                               927,055
                                                            ----------
               HOTELS, LODGING AND RESTAURANTS - 9.26%
     16,000    Host Marriott Corp. * .....................     224,000
     33,550    Innkeepers USA Trust ......................     322,919
      8,150    Starwood Hotels & Resorts .................     297,475
                                                            ----------
                                                               844,394
                                                            ----------
               INDUSTRIAL - 8.26%
     12,700    Bedford Property Investors, Inc. ..........     211,138
     18,100    ProLogis Trust ............................     362,000
      6,525    Weeks Corp. ...............................     180,252
                                                            ----------
                                                               753,390
                                                            ----------
               NEIGHBORHOOD SHOPPING CENTERS - 10.49%
     29,150    IRT Property Co. ..........................     258,706
      8,900    Kimco Realty Corp. ........................     315,950
      6,300    Ramco-Gershenson Properties Trust .........     105,919
     12,500    Regency Realty Corp. ......................     275,781
                                                            ----------
                                                               956,356
                                                            ----------
               OFFICE PROPERTIES - 7.97%
     13,100    Alexandria Real Estate Equities, Inc. .....     380,719
     15,400    CarrAmerica Realty Corp. ..................     346,500
                                                            ----------
                                                               727,219
                                                            ----------
               OUTLET CENTERS - 4.84%
      8,400    Chelsea GCA Realty, Inc. ..................     289,800
      5,800    Tanger Factory Outlet Centers, Inc. .......     151,887
                                                            ----------
                                                               441,687
                                                            ----------
               REGIONAL MALLS - 14.24%
     18,000    CBL & Associates Properties, Inc. .........  $  447,750
      9,450    Mills Corp. ...............................     183,094
     28,700    Taubman Centers, Inc. .....................     376,688
     11,550    The Macerich Co. ..........................     291,638
                                                            ----------
                                                             1,299,170
                                                            ----------
               STORAGE - 3.27%
      9,950    Storage USA, Inc. .........................     297,877
                                                            ----------

               TOTAL COMMON STOCKS .......................   8,621,778
               (Cost $9,938,485)                            ----------

TOTAL INVESTMENTS - 94.52% ...............................   8,621,778
(Cost $9,938,485)                                           ----------
NET OTHER ASSETS AND LIABILITIES - 5.48% .................     500,264
                                                            ----------
NET ASSETS - 100.00% .....................................  $9,122,042
                                                            ==========


-----------------------
*     Non-income producing security
REIT  Real Estate Investment Trust


                       See Notes to Financial Statements.

                                                       undiscovered managers(TM)


SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS -- AUGUST 31, 1998

                                                              VALUE
SHARES                                                       (NOTE 2)
------                                                       --------
COMMON STOCKS - 87.45%

               AEROSPACE AND DEFENSE - 2.39%
     13,000    Aviation Sales Co. * ......................  $  331,500
                                                            ----------
               AUTOMOBILE - 2.50%
      6,000    Excel Industries, Inc. ....................      76,500
     16,000    Wynn's International, Inc. ................     271,000
                                                            ----------
                                                               347,500
                                                            ----------
               BASIC MATERIALS - 5.63%
     14,000    Chase Industries, Inc. * ..................     178,500
     12,000    Reliance Steel & Aluminum Co. .............     366,000
     13,000    Timken Co. ................................     236,438
                                                            ----------
                                                               780,938
                                                            ----------
               BUILDING AND CONSTRUCTION - 7.69%
      5,000    ABT Building Products Corp. * .............      46,875
     17,000    Holophane Corp. * .........................     354,875
     14,000    NCI Building Systems, Inc. * ..............     248,500
     33,000    Quixote Corp. .............................     416,625
                                                            ----------
                                                             1,066,875
                                                            ----------
               BUSINESS SERVICES - 1.69%
     15,000    BancTec, Inc. * ...........................     200,625
      1,700    Vallen Corp. * ............................      33,256
                                                            ----------
                                                               233,881
                                                            ----------
               CAPITAL GOODS - 6.80%
     10,000    Instron Corp. .............................     135,000
      6,000    Lydall, Inc. * ............................      83,250
     21,500    MTS Systems Corp. .........................     268,750
      3,000    Oak Industries, Inc. * ....................      89,813
      3,000    Regal Beloit Corp. ........................      58,875
     13,000    Robbins & Myers, Inc. .....................     308,750
                                                            ----------
                                                               944,438
                                                            ----------
               CHEMICALS - 2.95%
     17,000    Cambrex Corp. .............................     388,875
      2,500    CPAC, Inc. * ..............................      20,313
                                                            ----------
                                                               409,188
                                                            ----------
               CONGLOMERATES - 3.58%
     12,000    Stewart & Stevenson Services, Inc. ........     156,750
     14,000    United Dominion Industries, Ltd. ..........     340,375
                                                            ----------
                                                               497,125
                                                            ----------
               ELECTRONICS - 10.15%
     35,000    Altron, Inc. * ............................     332,500
     18,000    C & D Technologies, Inc. ..................     393,750
     13,000    Dallas Semiconductor Corp. ................     351,813
     16,000    Kollmorgen Corp. ..........................     234,000
     10,000    Silicon Valley Group, Inc. * ..............      96,250
                                                            ----------
                                                             1,408,313
                                                            ----------
               FINANCE - 8.59%
     10,500    CNB Bancshares, Inc. ......................  $  451,500
     16,000    D & N Financial Corp. .....................     262,000
      6,500    SJNB Financial Corp. ......................     214,500
     16,000    UST Corp. .................................     264,000
                                                            ----------
                                                             1,192,000
                                                            ----------
               FURNITURE - 2.88%
     10,000    Chromcraft Revington, Inc. * ..............     176,250
     12,000    Virco Manufacturing Corp. .................     223,500
                                                            ----------
                                                               399,750
                                                            ----------
               INSURANCE - 3.81%
     14,000    Frontier Insurance Group, Inc. ............     193,375
      8,000    RenaissanceRe Holdings, Inc. ..............     335,000
                                                            ----------
                                                               528,375
                                                            ----------
               LEISURE - 2.15%
     16,000    Coachmen Industries, Inc. .................     299,000
                                                            ----------
               MEDICAL SERVICES - 0.09%
        800    National Dentex Corp. * ...................      12,800
                                                            ----------
               OIL, GAS AND PETROLEUM - 4.26%
     33,000    Key Production Co., Inc. * ................     198,000
     36,500    Trico Marine Services, Inc. * .............     214,438
     23,000    Vintage Petroleum, Inc. ...................     179,688
                                                            ----------
                                                               592,126
                                                            ----------
               REAL ESTATE INVESTMENT TRUST - 2.87%
     21,000    Pacific Gulf Properties, Inc. .............     399,000
                                                            ----------
               RESTAURANTS - 3.07%
     23,000    Applebee's International, Inc. ............     425,500
                                                            ----------
               RETAIL - 10.88%
     27,000    Barry (R.G.) Corp. * ......................     367,875
     14,000    Dress Barn, Inc. * ........................     243,250
      5,500    Filene's Basement Corp. * .................      15,125
     10,000    Group 1 Automotive, Inc. * ................     118,750
     35,000    Paxar Corp. * .............................     280,000
     29,000    Sport Supply Group, Inc. * ................     199,375
     15,000    St. John Knits, Inc. ......................     285,935
                                                            ----------
                                                             1,510,310
                                                            ----------
               SHIPBUILDING - 0.58%
      9,000    Halter Marine Group, Inc. * ...............      81,000
                                                            ----------

                       See Notes to Financial Statements.

undiscovered managers(TM)



SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS -- AUGUST 31, 1998

                                                              VALUE
SHARES                                                       (NOTE 2)
------                                                       --------

               TECHNOLOGY - 2.39%
     14,000    Marshall Industries * .....................  $   331,624
                                                            -----------

               TELECOMMUNICATIONS - 2.50%
     14,000    Aliant Communications, Inc. ...............      346,500
                                                            -----------

               TOTAL COMMON STOCKS .......................   12,137,743
              (Cost $16,363,161)                            -----------

TOTAL INVESTMENTS - 87.45% ...............................   12,137,743
(Cost $16,363,161)                                          -----------
NET OTHER ASSETS AND LIABILITIES - 12.55% ................    1,742,006
                                                            -----------
NET ASSETS - 100.00% .....................................  $13,879,749
                                                            ===========


----------------------------
  *  Non-income producing security



                       See Notes to Financial Statements.

                                                       undiscovered managers(TM)


HIDDEN VALUE FUND
PORTFOLIO OF INVESTMENTS -- AUGUST 31, 1998


                                                          VALUE
SHARES                                                   (NOTE 2)
------                                                   --------

COMMON STOCKS - 98.12%

               AEROSPACE AND DEFENSE - 2.36%
       500     Raytheon Co., Class B ..................  $ 22,813
                                                         --------
               AIRLINES - 3.19%
     1,000     KLM Royal Dutch Air ....................    30,750
                                                         --------
               BASIC MATERIALS - 4.14%
       600     Carpenter Tech Corp. ...................    21,713
     1,000     Timken Co. .............................    18,188
                                                         --------
                                                           39,901
                                                         --------
               BUILDINGS AND CONSTRUCTION - 2.91%
     1,200     Champion Enterprises, Inc. * ...........    28,050
                                                         --------
               BUSINESS SERVICES - 5.35%
     1,500     BancTec, Inc. * ........................    20,063
     2,500     Reynolds & Reynolds Co., Class A .......    31,563
                                                         --------
                                                           51,626
                                                         --------
               CAPITAL GOODS - 13.58%
       900     Case Corp. .............................    24,300
     1,200     Flowserve Corp. ........................    22,500
       900     General Signal Corp. ...................    33,075
       800     Oak Industries, Inc. ...................    23,950
       900     Trinity Industries, Inc. ...............    27,225
                                                         --------
                                                          131,050
                                                         --------
               CHEMICALS AND ALLIED PRODUCTS - 6.15%
     1,200     Cambrex Corp. ..........................    27,450
     1,100     Raychem Corp. ..........................    31,900
                                                         --------
                                                           59,350
                                                         --------
               COMPUTERS - 1.27%
       700     Seagate Technology, Inc. * .............    12,250
                                                         --------
               CONGLOMERATES - 13.18%
     1,800     Federal Signal Corp. ...................    36,675
     1,000     Lancaster Colony Corp. .................    28,875
       700     TRW, Inc. ..............................    30,013
     1,300     United Dominion Industries, Ltd. .......    31,606
                                                         --------
                                                          127,169
                                                         --------
               ELECTRONICS - 5.64%
     1,700     Esterline Technologies Corp. * .........    27,200
       800     Varian Associates, Inc. ................    27,250
                                                         --------
                                                           54,450
                                                         --------
               ENERGY - 2.40%
       600     Kerr McGee Corp. .......................    23,175
                                                         --------
               FINANCE - 3.87%
       600     Union Planters Corp. ...................  $ 24,150
       800     UST Corp. ..............................    13,200
                                                         --------
                                                           37,350
                                                         --------
               INSURANCE - 4.64%
       600     Ohio Casualty Corp. ....................    22,500
     1,000     Old Republic International Corp. .......    22,313
                                                         --------
                                                           44,813
                                                         --------
               MACHINERY - 3.45%
     1,400     Robbins & Myers, Inc. ..................    33,250
                                                         --------

               OIL, GAS AND PETROLEUM - 7.81%
     1,000     Tidewater, Inc. ........................    21,000
     1,000     Trico Marine Services, Inc. * ..........     5,875
     1,100     Unocal Corp. ...........................    34,444
     1,800     Vintage Petroleum, Inc. ................    14,060
                                                         --------
                                                           75,379
                                                         --------
               REAL ESTATE INVESTMENT TRUST - 2.99%
     1,000     Mack-Cali Realty Corp. .................    28,813
                                                         --------

               RETAIL - 4.72%
       800     BJ's Wholesale Club, Inc. * ............    27,000
     1,000     Toys R Us, Inc. * ......................    18,563
                                                         --------
                                                           45,563
                                                         --------
               TECHNOLOGY - 6.11%
       500     Marshall Industries * ..................    11,844
     2,500     National Semiconductor Corp. * .........    22,810
     1,400     Teradyne, Inc. * .......................    24,325
                                                         --------
                                                           58,979
                                                         --------
               TELECOMMUNICATIONS - 4.36%
     1,700     Aliant Communications, Inc. ............    42,075
                                                         --------

               TOTAL COMMON STOCKS ....................   946,806
               (Cost $1,327,457)                         --------

TOTAL INVESTMENTS - 98.12% ............................   946,806
(Cost $1,327,457)                                        --------
NET OTHER ASSETS AND LIABILITIES - 1.88% ..............    18,173
                                                         --------
NET ASSETS - 100.00% ..................................  $964,979
                                                         ========


---------------------------
  *  Non-income producing security


                       See Notes to Financial Statements.

undiscovered managers(TM)



CORE EQUITY FUND
PORTFOLIO OF INVESTMENTS -- AUGUST 31, 1998


                                                              VALUE
SHARES                                                       (NOTE 2)
------                                                       --------

COMMON STOCKS - 83.60%

               BANKS - 13.37%
     2,200     Bank Of New York, Inc. ....................  $   53,213
       800     BankAmerica Corp. .........................      51,250
     1,580     U.S. Bancorp ..............................      53,918
       380     Washington Mutual Savings Bank ............      12,160
        30     Wells Fargo & Co. .........................       8,456
                                                            ----------
                                                               178,997
                                                            ----------
               CONSUMER PRODUCTS - 9.41%
       800     General Electric Co. ......................      64,000
     1,520     PepsiCo, Inc. .............................      42,085
       260     Proctor & Gamble Co. ......................      19,890
                                                            ----------
                                                               125,975
                                                            ----------
               FINANCE - 5.14%
     1,210     Federal National Mortgage Association .....      68,743
                                                            ----------
               HEALTH CARE SERVICES - 4.87%
     1,300     American Home Products Corp. ..............      65,163
                                                            ----------
               INSURANCE - 7.27%
       750     American International Group ..............      57,984
       630     Chubb Corp. ...............................      39,375
                                                            ----------
                                                                97,359
                                                            ----------
               MACHINERY - 1.66%
       560     Ingersoll-Rand Co. ........................      22,260
                                                            ----------
               MANUFACTURING - 1.04%
       330     Caterpillar, Inc. .........................      13,922
                                                            ----------
               OFFICE PRODUCTS - 1.52%
       380     Avery Dennison Corp. ......................      20,401
                                                            ----------
               OIL, GAS AND PETROLEUM - 8.33%
       760     Mobil Corp. ...............................      52,535
     1,060     Texaco, Inc. ..............................      58,896
                                                            ----------
                                                               111,431
                                                            ----------
               RETAIL - 13.09%
     1,260     Costco Companies, Inc. * ..................  $   59,299
     1,500     Dayton Hudson Corp. .......................      54,000
     1,100     May Department Stores Co. .................      61,875
                                                            ----------
                                                               175,174
                                                            ----------
               TELECOMMUNICATIONS - 8.92%
     1,430     Bell Atlantic Corp. .......................      63,099
       790     Intel Corp. ...............................      56,238
                                                            ----------
                                                               119,337
                                                            ----------
               TECHNOLOGY - 4.33%
       660     Xerox Corp. ...............................      57,956
                                                            ----------
               UTILITIES - 4.65%
       520     FPL Group, Inc. ...........................      34,612
       650     Texas Utilities Co. .......................      27,625
                                                            ----------
                                                                62,237
                                                            ----------
               TOTAL COMMON STOCKS .......................   1,118,955
               (Cost $1,299,373)                            ----------

TOTAL INVESTMENTS - 83.60% ...............................   1,118,955
(Cost $1,299,373)                                           ----------
NET OTHER ASSETS AND LIABILITIES - 16.40% ................     219,538
                                                            ----------
NET ASSETS - 100.00% .....................................  $1,338,493
                                                            ==========


---------------------------
  *  Non-income producing security



                       See Notes to Financial Statements.

                                                [UNDISCOVERED MANAGERS(TM) LOGO]

ALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS -- AUGUST 31, 1998

                                                          VALUE
SHARES                                                   (NOTE 2)
------                                                   --------

COMMON STOCKS - 93.06%

          AEROSPACE AND DEFENSE - 2.08%
     200  Allied Signal, Inc. .........................  $  6,863
                                                         --------

          AUTOMOBILE - 9.47%
     560  Federal Signal Corp. ........................    11,410
     450  Ford Motor Company ..........................    19,800
                                                         --------
                                                           31,210
                                                         --------

          BANKS - 9.19%
      65  Bankers Trust Corp. .........................     4,830
     180  Chase Manhattan Corp. .......................     9,540
     180  First Union Corp. ...........................     8,730
     225  Washington Mutual Savings Bank ..............     7,200
                                                         --------
                                                           30,300
                                                         --------

          CHEMICALS AND ALLIED PRODUCTS - 7.55%
     116  du Pont (E.I.) de Nemours & Co. .............     6,692
     145  Eastman Kodak Co. ...........................    11,328
     135  PPG Industries, Inc. ........................     6,860
                                                         --------
                                                           24,880
                                                         --------

          COMPUTERS - 5.34%
     195  Sun Microsystems, Inc. * ....................     7,727
     550  Unisys Corp. * ..............................     9,866
                                                         --------
                                                           17,593
                                                         --------

          CONSUMER PRODUCTS - 4.22%
     200  Coca-Cola Enterprises, Inc. .................     4,750
     240  Kimberly-Clark Corp. ........................     9,150
                                                         --------
                                                           13,900
                                                         --------

          FINANCE - 8.64%
     120  American Express Co. ........................     9,360
     250  Federal Home Loan Mortgage Corp. ............     9,875
     140  Merrill Lynch & Co. .........................     9,240
                                                         --------
                                                           28,475
                                                         --------

          HEALTH CARE SERVICES - 5.59%
     270  Abbott Laboratories .........................    10,395
     160  American Home Products Corp. ................     8,020
                                                         --------
                                                           18,415
                                                         --------

          HOTELS AND RESTAURANTS - 3.37%
     300  Tricon Global Restaurants * .................    11,119
                                                         --------

          INSURANCE - 5.23%
     200  RenaissanceRe Holdings Ltd. .................     8,375
     200  Travelers Group, Inc. .......................     8,875
                                                         --------
                                                           17,250
                                                         --------



          MANUFACTURING - 5.29%
     170  Caterpillar, Inc. ...........................  $  7,172
     150  Minnesota Mining & Manufacturing ............    10,275
                                                         --------
                                                           17,447
                                                         --------

          OIL, GAS AND PETROLEUM - 4.12%
     135  British Petroleum ADR .......................     9,872
     400  Rowan Companies, Inc. * .....................     3,700
                                                         --------
                                                           13,572
                                                         --------

          PUBLISHING - 4.23%
     225  Central Newspapers, Inc., Class A ...........    13,950
                                                         --------

          RETAIL - 8.54%
     350  Liz Claiborne, Inc. .........................     9,975
     750  K Mart Corp. ................................     9,560
     190  Sears Roebuck & Co. .........................     8,633
                                                         --------
                                                           28,168
                                                         --------

          TECHNOLOGY - 7.48%
     400  Compaq Computer Corp. .......................    11,175
      65  International Business Machines Corp. .......     7,321
      70  Xerox Corp. .................................     6,147
                                                         --------
                                                           24,643
                                                         --------

          TELECOMMUNICATIONS - 2.72%
     190  Ameritech Corp. .............................     8,954
                                                         --------

          TOTAL COMMON STOCKS .........................   306,739
          (Cost $366,793)

TOTAL INVESTMENTS - 93.06% ............................   306,739
(Cost $366,793)
NET OTHER ASSETS AND LIABILITIES - 6.94% ..............    22,880
                                                         --------
NET ASSETS - 100.00% ..................................  $329,619
                                                         ========




----------
*    Non-income producing security
ADR  American Depositary Receipt




                       See Notes to Financial Statements.

[UNDISCOVERED MANAGERS(TM) LOGO]


                             STATEMENTS OF ASSETS AND LIABILITIES * AUGUST 31, 1998
------------------------------------------------------------------------------------------------------------------
                                                                BEHAVIORAL       SPECIAL SMALL            REIT
                                                               GROWTH FUND          CAP FUND              FUND
------------------------------------------------------------------------------------------------------------------
ASSETS:
    Investments (Note 2):
          Investments at cost ...............................   $5,474,987         $13,914,654         $ 9,938,485
          Net unrealized depreciation .......................     (951,978)         (2,833,673)         (1,316,707)
                                                                ----------         -----------         -----------
               Total investments at value ...................    4,523,009          11,080,981           8,621,778
    Cash ....................................................      418,195             164,347             615,261
    Receivables:
          Investments sold ..................................           --                  --                  --
          Fund shares sold ..................................      396,185              56,451                  --
          Dividends and interest ............................        4,579              12,736              23,190
          Due from Adviser, Net .............................        7,113                --                 2,172
    Organization costs (Note 2) .............................       27,650              27,632              27,667
    Prepaid Offering costs ..................................        5,946               5,897               5,996
    Other assets ............................................        1,103               1,095               1,113
                                                                ----------         -----------         -----------
               Total Assets .................................    5,383,780          11,349,139           9,297,177
                                                                ----------         -----------         -----------

LIABILITIES:
    Payables:
          Investments purchased .............................           --                  --             120,430
          Fund shares repurchased ...........................       43,971                  --                  --
          Adviser fee (Note 3) ..............................           --               3,382                  --
          Administration fee (Note 3) .......................        1,264               2,719               2,034
          Deferred Trustee fees (Note 5) ....................        3,815               6,791               5,036
          Accrued expenses and other payables ...............       40,342              49,858              47,635
                                                                ----------         -----------         -----------
               Total Liabilities ............................       89,392              62,750             175,135
                                                                ----------         -----------         -----------
NET ASSETS ..................................................   $5,294,388         $11,286,389         $ 9,122,042
                                                                ==========         ===========         ===========

NET ASSETS CONSIST OF:
    Paid-in capital .........................................   $6,419,776         $14,514,346         $10,486,798
    Undistributed net investment income .....................           --                  --             130,644
    Accumulated net realized gain (loss) on investments
      sold (computed on the basis of identified cost) .......     (173,410)           (394,284)           (178,693)
    Net unrealized depreciation of investments (computed
      on the basis of identified cost) ......................     (951,978)         (2,833,673)         (1,316,707)
                                                                ----------         -----------         -----------
TOTAL NET ASSETS ............................................   $5,294,388         $11,286,389         $ 9,122,042
                                                                ==========         ===========         ===========


SHARES OF BENEFICIAL INTEREST
    Institutional Class:
    Net Assets ..............................................   $5,254,176         $11,286,389         $ 9,122,042
    Shares of beneficial interest outstanding ...............      443,152           1,085,274             857,636
                                                                ----------         -----------         -----------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
(Net Assets/Shares Outstanding) .............................   $    11.86         $     10.40         $     10.64
                                                                ==========         ===========         ===========
    Investor Class:
    Net Assets ..............................................   $   40,212                 N/A                 N/A
    Shares of beneficial interest outstanding ...............        3,392                 N/A                 N/A
                                                                ----------         -----------         -----------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
(Net Assets/Shares Outstanding) .............................   $    11.85                 N/A                 N/A
                                                                ==========         ===========         ===========



                       See Notes to Financial Statements.

                                                [UNDISCOVERED MANAGERS(TM) LOGO]


----------------------------------------------------------------------------------
                SMALL CAP            HIDDEN             CORE             ALL CAP
               VALUE FUND          VALUE FUND        EQUITY FUND        VALUE FUND
----------------------------------------------------------------------------------

               $16,363,161         $1,327,457         $1,299,373         $366,793
                (4,225,418)          (380,651)          (180,418)         (60,054)
               -----------         ----------         ----------         --------
                12,137,743            946,806          1,118,955          306,739
                 1,627,054              4,592            203,680            7,348

                   109,160               --                 --               --
                    10,490               --                 --                 98
                     7,290              1,758              2,674            1,017
                     3,400              9,428              9,689            9,899
                    27,632             27,650             27,650           27,650
                     5,897              5,946              5,946            5,945
                     8,984              1,104              1,926            1,103
               -----------         ----------         ----------         --------
                13,937,650            997,284          1,370,520          359,799
               -----------         ----------         ----------         --------



                        --                 --                 --               --
                        --                232                 42               --
                        --                 --                 --               --
                     3,334                241                315               80
                     2,684                724                587              363
                    51,883             31,108             31,083           29,737
               -----------         ----------         ----------         --------
                    57,901             32,305             32,027           30,180
               -----------         ----------         ----------         --------
               $13,879,749         $  964,979         $1,338,493         $329,619
               ===========         ==========         ==========         ========


               $18,026,436         $1,333,477         $1,513,773         $396,041
                     7,565              5,908              8,157            4,710

                    71,166              6,245             (3,019)         (11,078)

                (4,225,418)          (380,651)          (180,418)         (60,054)
               -----------         ----------         ----------         --------
               $13,879,749         $  964,979         $1,338,493         $329,619
               ===========         ==========         ==========         ========


               $13,848,618         $  924,632         $1,295,277         $288,983
                 1,270,364             94,762            101,585           25,073
               -----------         ----------         ----------         --------

               $     10.90         $     9.76         $    12.75         $  11.53
               ===========         ==========         ==========         ========

               $    31,131         $   40,347         $   43,216         $ 40,636
                     2,854              4,136              3,390            3,526
               -----------         ----------         ----------         --------

               $     10.91         $     9.76         $    12.75         $  11.52
               ===========         ==========         ==========         ========




                       See Notes to Financial Statements.

[UNDISCOVERED MANAGERS(TM) LOGO]


                         STATEMENTS OF OPERATIONS * FOR THE PERIOD ENDED AUGUST 31, 1998
---------------------------------------------------------------------------------------------------------------------
                                                                   BEHAVIORAL        SPECIAL SMALL           REIT
                                                                 GROWTH FUND(1)       CAP FUND(1)           FUND(1)
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

    Dividends (Note 2) .........................................  $     8,376         $    47,286         $   204,184
    Interest (Note 2) ..........................................       14,031              16,177              13,076
                                                                  -----------         -----------         -----------
          Total investment income ..............................       22,407              63,463             217,260
                                                                  -----------         -----------         -----------

EXPENSES
    Investment advisory fees (Note 3) ..........................       22,389              61,497              36,513
    Administration fees (Note 3) ...............................        5,892              13,369               8,693
    Custodian fees (Note 3) ....................................       11,663               6,243               6,993
    Professional fees ..........................................       33,209              64,261              37,624
    Transfer Agent fees ........................................       26,340              35,603              25,014
    Trustees' fees (Note 5) ....................................        5,071               9,079               6,721
    Amortization of organization costs (Note 2) ................        4,265               4,283               4,248
    Registration fees ..........................................       30,323              32,804              31,467
    Shareholder servicing fees - Investor Class (Note 3) .......           15                  --                  --
    Other fees .................................................        2,929               3,647               3,211
                                                                  -----------         -----------         -----------
          Total expenses before waiver/reimbursement ...........      142,096             230,786             160,484
          Less: waiver/reimbursement (Note 3) ..................     (111,446)           (139,877)           (111,801)
          Less: Shareholder servicing fees waiver (Note 3) .....          (15)                 --                  --
                                                                  -----------         -----------         -----------
          Total expenses net of waiver/reimbursement ...........       30,635              90,909              48,683
                                                                  -----------         -----------         -----------
NET INVESTMENT INCOME (LOSS) ...................................       (8,228)            (27,446)            168,577
                                                                  -----------         -----------         -----------

NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS (NOTE 2):
    Net realized gain (loss) on investments sold ...............     (173,410)           (394,284)           (189,265)
    Unrealized depreciation of investments .....................     (951,978)         (2,833,673)         (1,316,707)
                                                                  -----------         -----------         -----------

NET LOSS ON INVESTMENTS ........................................   (1,125,388)         (3,227,957)         (1,505,972)
                                                                  -----------         -----------         -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........  $(1,133,616)        $(3,255,403)        $(1,337,395)
                                                                  ===========         ===========         ===========




----------
(1)  The Fund's Institutional Class commenced investment operations on:
     Behavioral Growth Fund - 12/31/97; Special Small Cap Fund - 12/30/97; REIT Fund - 01/01/98; Small Cap Value Fund - 12/30/97;
     Hidden Value Fund - 12/31/97; Core Equity Fund - 12/31/97 and All Cap Value Fund - 12/31/97.
     The Fund's Investor Class (not applicable to the Special Small Cap Fund or REIT Fund) commenced operations on July 31, 1998.






                       See Notes to Financial Statements.

                                                [UNDISCOVERED MANAGERS(TM) LOGO]


---------------------------------------------------------------------------------
                SMALL CAP             HIDDEN            CORE          ALL CAP
               VALUE FUND(1)       VALUE FUND(1)    EQUITY FUND(1)   VALUE FUND(1)
---------------------------------------------------------------------------------

               $    17,230         $   7,434         $   6,502         $  2,762
                    29,663             1,685             2,812              544
               -----------         ---------         ---------         --------
                    46,893             9,119             9,314            3,306
               -----------         ---------         ---------         --------


                    31,827             4,606             3,175            1,260
                     7,578             1,212             1,073              426
                    11,759             6,648             6,028            5,710
                    26,078            13,717            12,636           11,232
                    25,499            20,012            19,757           19,225
                     3,590               965               782              481
                     4,282             4,265             4,265            4,265
                    33,792            28,811            28,864           28,534
                        11                14                15               14
                     3,262             2,362             2,358            2,301
               -----------         ---------         ---------         --------
                   147,678            82,612            78,953           73,448
                  (105,232)          (76,298)          (74,692)         (71,749)
                       (11)              (14)              (15)             (14)
               -----------         ---------         ---------         --------
                    42,435             6,300             4,246            1,685
               -----------         ---------         ---------         --------
                     4,458             2,819             5,068            1,621
               -----------         ---------         ---------         --------



                    71,166             6,245            (3,019)         (11,078)
                (4,225,418)         (380,651)         (180,418)         (60,054)
               -----------         ---------         ---------         --------

                (4,154,252)         (374,406)         (183,437)         (71,132)
               -----------         ---------         ---------         --------

               $(4,149,794)        $(371,587)        $(178,369)        $(69,511)
               ===========         =========         =========         ========







                       See Notes to Financial Statements.

[UNDISCOVERED MANAGERS(TM) LOGO]



                                             STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
                                                                    BEHAVIORAL        SPECIAL SMALL          REIT
                                                                  GROWTH FUND(1)       CAP FUND(1)          FUND(1)
                                                                ----------------     ---------------     ---------------
                                                                  PERIOD ENDED        PERIOD ENDED        PERIOD ENDED
                                                                 AUGUST 31, 1998     AUGUST 31, 1998     AUGUST 31, 1998
------------------------------------------------------------------------------------------------------------------------

NET ASSETS AT BEGINNING OF PERIOD ..............................   $        --         $        --         $        --

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
    Net investment income (loss) ...............................        (8,228)            (27,446)            168,577
    Net realized gain (loss) on investments sold ...............      (173,410)           (394,284)           (189,265)
    Unrealized depreciation of investments .....................      (951,978)         (2,833,673)         (1,316,707)
                                                                   -----------         -----------         -----------
    Net decrease in net assets resulting from operations .......    (1,133,616)         (3,255,403)         (1,337,395)
                                                                   -----------         -----------         -----------

CAPITAL SHARE TRANSACTIONS:
    Institutional Share Class:
          Proceeds from shares issued ..........................     6,766,150          15,289,122          10,717,058
          Cost of shares repurchased ...........................      (388,146)           (747,330)           (257,621)
                                                                   -----------         -----------         -----------
          Net increase in net assets derived from
               Institutional Share Class transactions ..........     6,378,004          14,541,792          10,459,437
                                                                   -----------         -----------         -----------

    Investor Share Class:
          Proceeds from shares issued ..........................        50,000                  --                  --
                                                                   -----------         -----------         -----------
          Increase in net assets derived from Investor
             Share Class transactions ..........................        50,000                  --                  --
                                                                   -----------         -----------         -----------
          Net increase in net assets derived from capital
             share transactions ................................     6,428,004          14,541,792          10,459,437
                                                                   -----------         -----------         -----------
               Net increase in net assets ......................     5,294,388          11,286,389           9,122,042
                                                                   -----------         -----------         -----------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .................   $ 5,294,388         $11,286,389         $ 9,122,042
                                                                   ===========         ===========         ===========


(A) Undistributed net investment income ........................   $        --         $        --         $   130,644
                                                                   ===========         ===========         ===========
OTHER INFORMATION:

SHARE TRANSACTIONS:
    Institutional Share Class:
          Sold .................................................       470,937           1,143,447             878,904
          Repurchased ..........................................       (27,785)            (58,173)            (21,268)
                                                                   -----------         -----------         -----------
               Total Institutional Share Class transactions ....       443,152           1,085,274             857,636
                                                                   -----------         -----------         -----------

    Investor Share Class:
          Sold .................................................         3,392                 N/A                 N/A
                                                                   -----------         -----------         -----------
               Total Investor Share Class transactions .........         3,392                 N/A                 N/A
                                                                   -----------         -----------         -----------
               Net increase in capital shares ..................       446,544           1,085,274             857,636
                                                                   ===========         ===========         ===========



----------
(1)  The Fund's Institutional Class commenced investment operations on:
     Behavioral Growth Fund - 12/31/97; Special Small Cap Fund - 12/30/97; REIT Fund - 01/01/98; Small Cap Value Fund - 12/30/97;
     Hidden Value Fund - 12/31/97; Core Equity Fund - 12/31/97 and All Cap Value Fund - 12/31/97.
     The Fund's Investor Class (not applicable to the Special Small Cap Fund or REIT Fund) commenced operations on July 31, 1998.




                       See Notes to Financial Statements.

                                                [UNDISCOVERED MANAGERS(TM) LOGO]

--------------------------------------------------------------------------------
           Small Cap           Hidden               Core             All Cap
         Value Fund(1)       Value Fund(1)      Equity Fund(1)     Value Fund(1)
          -----------         ----------         ----------         --------
          Period ended       Period ended       Period ended      Period ended
        August 31, 1998     August 31, 1998    August 31, 1998   August 31, 1998
--------------------------------------------------------------------------------

          $   100,000         $       --         $       --         $     --
          -----------         ----------         ----------         --------


                4,458              2,819              5,068            1,621
               71,166              6,245             (3,019)         (11,078)
           (4,225,418)          (380,651)          (180,418)         (60,054)
          -----------         ----------         ----------         --------
           (4,149,794)          (371,587)          (178,369)         (69,511)
          -----------         ----------         ----------         --------



           18,068,590          1,903,880          1,586,277          401,654
             (177,415)          (617,314)          (119,415)         (52,524)
          -----------         ----------         ----------         --------

           17,891,175          1,286,566          1,466,862          349,130
          -----------         ----------         ----------         --------


               38,368             50,000             50,000           50,000
          -----------         ----------         ----------         --------
               38,368             50,000             50,000           50,000
          -----------         ----------         ----------         --------

           17,929,543          1,336,566          1,516,862          399,130
          -----------         ----------         ----------         --------
           13,779,749            964,979          1,338,493          329,619
          -----------         ----------         ----------         --------

          $13,879,749         $  964,979         $1,338,493         $329,619
          ===========         ==========         ==========         ========

          $     7,565         $    5,908         $    8,157         $  4,710
          ===========         ==========         ==========         ========



            1,263,238            140,327            105,147           29,587
                 (874)           (45,565)            (3,562)          (4,514)
          -----------         ----------         ----------         --------
            1,262,364             94,762            101,585           25,073
          -----------         ----------         ----------         --------


                2,854              4,136              3,390            3,526
          -----------         ----------         ----------         --------
                2,854              4,136              3,390            3,526
          -----------         ----------         ----------         --------
            1,265,218             98,898            104,975           28,599
          ===========         ==========         ==========         ========






                       See Notes to Financial Statements.

[UNDISCOVERED MANAGERS(TM) LOGO]


                                 FINANCIAL HIGHLIGHTS - FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SPECIAL SMALL
                                                                    BEHAVIORAL GROWTH FUND           CAP FUND        REIT FUND
                                                                --------------------------------  ---------------  ---------------
                                                                 INSTITUTIONAL      INVESTOR      INSTITUTIONAL    INSTITUTIONAL
                                                                    CLASS(1)        CLASS(2)         CLASS(1)         CLASS(1)
                                                                ---------------  ---------------  ---------------  ---------------
                                                                  PERIOD ENDED    PERIOD ENDED     PERIOD ENDED     PERIOD ENDED
                                                                AUGUST 31, 1998  AUGUST 31, 1998  AUGUST 31, 1998  AUGUST 31, 1998
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, beginning of period .............................   $12.50           $14.74          $12.50          $12.50

Income from Investment Operations:
    Net investment income (loss) (+) .............................    (0.02)            0.00(A)        (0.03)(A)        0.20
    Net realized and unrealized gain (loss) on investments .......    (0.62)           (2.89)          (2.07)          (2.06)
                                                                     ------           ------          ------          ------
          Total income (loss) from Investment Operations .........    (0.64)           (2.89)          (2.10)          (1.86)
                                                                     ------           ------          ------          ------

Net increase (decrease) in net asset value from operations .......    (0.64)           (2.89)          (2.10)          (1.86)
                                                                     ------           ------          ------          ------

NET ASSET VALUE, end of period ...................................   $11.86           $11.85          $10.40          $10.64
                                                                     ======           ======          ======          ======


TOTAL RETURN .....................................................    (5.12)%**       (19.61)%**       (16.80)%**     (14.88)%**

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000's) .............................   $5,254           $   40          $11,286         $9,122
Ratios to average net assets:
    Net investment income (loss) including reimbursement .........    (0.35)%*         (0.35)%*         (0.51)%*        4.85%*
    Operating expenses including reimbursement ...................     1.30 %*          1.30 %*          1.70 %*        1.40%*
Portfolio Turnover Rate ..........................................       67%**            67%**             9%**          52%**

  + The operating expenses of the Fund may reflect a reduction of the Adviser fee, an allocation of expenses to the Investment
    Adviser, or both.  Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:
    Net investment income (loss) .................................     (5.08)%*        (5.43)%*         (3.13)%*        1.63%*
    Operating Expenses ...........................................      6.03%*          6.38%*           4.32%*         4.62%*
    Net investment income (loss) per share .......................    $(0.27)         $(0.07)          $(0.15)         $0.07


----------
*   Annualized
**  Not Annualized
(1) The Fund's Institutional Class commenced investment operations on:
    Behavioral Growth Fund - 12/31/97; Special Small Cap Fund - 12/30/97; REIT Fund - 01/01/98; Small Cap Value Fund - 12/30/97;
    Hidden Value Fund - 12/31/97; Core Equity Fund - 12/31/97 and All Cap Value Fund - 12/31/97.
(2) The Fund's Investor Class commenced operations on July 31, 1998.
(A) Represents less than $0.005 per share.






                       See Notes to Financial Statements.

                                                [UNDISCOVERED MANAGERS(TM) LOGO]

       --------------------------------------------------------------------------------------------------------------
          SMALL CAP VALUE FUND          HIDDEN VALUE FUND          CORE EQUITY FUND            ALL CAP VALUE FUND
       --------------------------    ------------------------    ------------------------    ------------------------
       INSTITUTIONAL     INVESTOR    INSTITUTIONAL   INVESTOR    INSTITUTIONAL   INVESTOR    INSTITUTIONAL   INVESTOR
          CLASS(1)      CLASS(2)      CLASS(1)      CLASS(2)      CLASS(1)      CLASS(2)      CLASS(1)      CLASS(2)
       -------------    ---------    -----------    ---------    -----------    ---------    -----------    ---------
          PERIOD        PERIOD        PERIOD        PERIOD        PERIOD        PERIOD        PERIOD         PERIOD
           ENDED         ENDED         ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
         AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,
           1998          1998          1998          1998          1998           1998         1998          1998
       --------------------------------------------------------------------------------------------------------------

        $ 12.50         $13.45        $12.50        $12.09        $12.50        $14.75        $12.50        $14.18


           0.00(A)        0.00(A)       0.03          0.01          0.05          0.01          0.06          0.01
          (1.60)         (2.54)        (2.77)        (2.34)         0.20         (2.01)        (1.03)        (2.67)
        -------         ------        ------        ------        ------        ------        ------        ------
          (1.60)         (2.54)        (2.74)        (2.33)         0.25         (2.00)        (0.97)        (2.66)
        -------         ------        ------        ------        ------        ------        ------        ------

          (1.60)         (2.54)        (2.74)        (2.33)         0.25         (2.00)        (0.97)        (2.66)
        -------         ------        ------        ------        ------        ------        ------        ------

        $ 10.90         $10.91        $ 9.76        $ 9.76        $12.75        $12.75        $11.53        $11.52
        =======         ======        ======        ======        ======        ======        ======        ======


         (12.80)%**     (18.88)%**    (21.92)%**    (19.27)%**      2.00%**     (13.56)%**     (7.76)%**    (18.76)%**


        $13,849         $   31        $  925        $   40        $1,295        $   43        $  289        $   41

           0.15%*         0.15%*        0.58%*        0.58%*        1.18%*        1.18%*        0.95%*        0.95%*
           1.40%*         1.40%*        1.30%*        1.30%*        0.99%*        0.99%*        0.99%*        0.99%*
             10%**          10%**         74%**         74%**         46%**         46%**         36%**         36%**


          (3.32)%*       (3.67)%*     (15.16)%*     (15.51)%*     (16.23)%*     (16.58)%*     (41.18)%*     (41.53)%*
           4.87 %*        5.22 %*      17.04 %*      17.39 %*      18.40 %*      18.75 %*      43.12 %*      43.47 %*
        $ (0.08)        $(0.04)       $(0.77)       $(0.15)       $(0.68)       $(0.21)       $(2.73)       $(0.48)







                       See Notes to Financial Statements.

[UNDISCOVERED MANAGERS(TM) LOGO]


NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION
Undiscovered Managers Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of seven separately managed portfolios. The accompanying financial statements and financial highlights are those of the Funds, specifically the Undiscovered Managers Behavioral Growth Fund (the "Behavioral Growth Fund"), the Undiscovered Managers Small Cap Value Fund (the "Small Cap Value Fund"), the Undiscovered Managers Special Small Cap Fund (the "Special Small Cap Fund"), the Undiscovered Managers REIT Fund (the "REIT Fund"), the Undiscovered Managers Hidden Value Fund (the "Hidden Value Fund"), the Undiscovered Managers Core Equity Fund (the "Core Equity Fund"), and the Undiscovered Managers All Cap Value Fund (the "All Cap Value Fund"), each a "Fund", and collectively, the "Funds". Each Fund is a diversified fund except for the Special Small Cap Fund and the REIT Fund, which are non-diversified.

The Behavioral Growth, Small Cap Value, Hidden Value, Core Equity and All Cap Value Funds are authorized to issue two classes of shares (Institutional Class shares and Investor Class shares), while the REIT Fund and the Special Small Cap Fund are authorized to issue only Institutional Class shares. Each class of shares represents interests in the assets of the Portfolio and has identical voting, dividend, liquidation and other rights. Each class of shares bears its own proportional share of fund level expenses with the Investor Class of shares bearing a shareholder servicing fee.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

PORTFOLIO VALUATION: Investments in securities which are traded on a recognized stock exchange or on the NASDAQ National Market System are normally valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, or in the case of over-the-counter securities not traded on a recognized stock exchange or on the NASDAQ National Market System, at the last bid price. Short-term obligations that mature in sixty days or less are valued at amortized cost, which approximates market value. All other securities for which market quotations are not readily available (including restricted securities, if any) and all other assets are appraised at their fair value as determined in good faith under guidelines established by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to distribute substantially all of its net investment income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. For the period from the commencement of investment operations to August 31, 1998, the Funds have elected to defer to the next fiscal year capital losses of $173,410, $394,284, $127,269, $2,813 and
$11,078 for the Behavioral Growth Fund, Special Small Cap Fund, REIT Fund, Core Equity Fund and All Cap Value Fund, respectively, attributable to Post-October Losses.

Paid-in capital, undistributed net investment income, and accumulated net realized gain/(loss) have been adjusted in the

                                                [UNDISCOVERED MANAGERS(TM) LOGO]

Statements of Assets and Liabilities for permanent book-tax differences for all Funds for the period from the commencement of investment operations to August 31, 1998 as follows:

                                     Increase/(Decrease)     Increase/(Decrease)      Accumulated
                                           Paid-in            Undistributed Net        Realized
         Fund                              Capital            Investment Income       Gain(Loss)
         ----                        ------------------      -------------------      -----------

Behavioral Growth Fund                    $ (8,228)              $  8,228             $     --
Special Small Cap Fund                     (27,446)                27,446                   --
REIT Fund                                   27,361                (37,933)              10,572
Small Cap Value Fund                        (3,107)                 3,107                   --
Hidden Value Fund                           (3,089)                 3,089                   --
Core Equity Fund                            (3,089)                 3,089                   --
All Cap Value Fund                          (3,089)                 3,089                   --


CLASSES: Class-specific expenses are borne by that class. Income, non-class specific expenses and realized and unrealized gains/(losses) are allocated to the respective classes on the basis of relative net assets.

EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund are allocated based upon the relative net assets of each Fund.

ORGANIZATION COSTS: The Funds have reimbursed Undiscovered Managers, LLC (the "Adviser") for certain costs incurred in connection with the Funds' organization. These organization costs are being amortized on a straight-line basis over five years.

REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions. Under a repurchase agreement, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. If the seller fails to repurchase the securities, the Fund has rights to sell the securities to third parties. Repurchase agreements can be regarded as loans by the Fund to the seller, collateralized by the securities that are the subject of the agreement. Each repurchase agreement transaction is recorded at cost plus accrued interest. The value of the collateral securities, including accrued interest, is monitored daily to ensure that the value of the collateral securities equals or exceeds the repurchase price, including accrued interest. Repurchase agreements afford an opportunity for the Fund to earn a return on available cash at relatively low credit risk, although the Fund may be subject to various delays and risks of loss if the seller fails to meet its obligation to repurchase.

3. INVESTMENT ADVISORY, SUB-ADVISORY, ADMINISTRATION AND OTHER FEES
The Trust and the Adviser are parties to a management agreement on behalf of each Fund under which the Adviser provides services for a fee, computed daily and paid monthly, at the following annual percentage rates based on the average daily net assets of each Fund: 0.95% for the Behavioral Growth Fund, 0.65% to 1.65% (depending on the investment performance of the Fund) for the Special Small Cap Fund, 1.05% for the REIT Fund, 1.05% for the Small Cap Value Fund, 0.95% for the Hidden Value Fund, 0.74% for the Core Equity Fund and 0.74% for the All Cap Value Fund. Until the end of the first calendar quarter ending on or after the 364th day following the commencement of the Special Small Cap Fund's operations, that Fund's annual advisory fee rate is 1.15%.

The Adviser has voluntarily agreed, for an indefinite period, to pay the expenses of each Fund's Institutional and Investment Classes in excess of the following annual percentage rates of the average daily net assets of such classes subject to the obligation of the Fund to repay the Adviser such expenses in future years, if any, when the Fund's expenses for such classes fall below the stated percentage rate, but only to the extent that such repayment would not cause the Fund's expenses for such classes in any such future year to exceed the stated percentage rate, and provided that each Fund is not obligated to repay any such expenses more than two years after the end of the fiscal year in which they were incurred: 1.30% and 1.65%

[UNDISCOVERED MANAGERS(TM) LOGO]
for the Behavioral Growth Fund's Institutional Class and Investor Class, respectively, the sum of 0.55% plus the advisory fee rate for the Special Small Cap Fund's Institutional Class for the year in question, 1.40% for the REIT Fund's Institutional Class, 1.40% and 1.75% for the Small Cap Value Fund's Institutional Class and Investor Class, respectively, 1.30% and 1.65% for the Hidden Value Fund's Institutional Class and Investor Class, respectively, 0.99% and 1.34% for the Core Equity Fund's Institutional Class and Investor Class, respectively, and 0.99% and 1.34% for the All Cap Value Fund's Institutional Class and Investor Class, respectively.

For the period from the commencement of investment operations to August 31, 1998, the Adviser reduced its fees and bore expenses pursuant to this voluntary agreement in the aggregate amounts of $111,446, $139,877, $111,801, $105,232, $76,298, $74,692 and $71,749 for the Behavioral Growth Fund, the Special Small Cap Fund, the REIT Fund, the Small Cap Value Fund, the Hidden Value Fund, the Core Equity Fund and the All Cap Value Fund, respectively. All of such amounts are subject to recoupment in the next two years.

The Adviser has entered into various sub-advisory agreements pursuant to which the Adviser shall pay each sub-adviser an annual fee at the following rates:


                                                               FEE RATE AS % OF FUND'S
FUND                        SUB-ADVISER                        AVERAGE DAILY NET ASSETS
----                        -----------                        ------------------------

Behavioral Growth Fund      RJF Asset Management, Inc.         0.60% of the first $200 million
                                                               0.55% of the next $100 million
                                                               0.50% of assets in excess of $300 million

Special Small Cap Fund      Kestrel Investment                 0.30% - of all assets
                            Management Corporation             1.30% *

REIT Fund                   Bay Isle Financial Corporation     0.70% of the first $200 million
                                                               0.65% of the next $100 million
                                                               0.60% of assets in excess of $300 million

Small Cap Value Fund        J.L. Kaplan Associates, LLC        0.70% of the first $200 million
                                                               0.65% of the next $100 million
                                                               0.60% of assets in excess of $300 million

Hidden Value Fund           J.L. Kaplan Associates, LLC        0.60% of the first $200 million
                                                               0.55% of the next $100 million
                                                               0.50% of assets in excess of $300 million

Core Equity Fund            Waite & Associates, L.L.C.         0.40% of the first $200 million
                                                               0.35% of the next $100 million
                                                               0.30% of assets in excess of $300 million

All Cap Value Fund          E.R. Taylor Investments, Inc.      0.40% of the first $200 million
                                                               0.35% of the next $100 million
                                                               0.30% of assets in excess of $300 million



* The sub-advisory fee rate for the Special Small Cap Fund will vary depending on the investment performance of the Fund. Until the end of the first calendar quarter ending on or after the 364th day following the commencement of the Fund's operations, the annual fee rate is 0.80%.

                                                [UNDISCOVERED MANAGERS(TM) LOGO]

The Trust and the Adviser have entered into an Administrative Services Agreement, pursuant to which the Adviser has agreed to provide each Fund all administrative services for the Funds. Under the Administrative Services Agreement the Adviser is entitled to receive a fee computed and paid monthly at the annual rate of 0.25% of the average net asset value of the Trust.

Pursuant to a Shareholder Servicing Plan, the Trust, on behalf of the Investor Class shares of each Fund, will pay to Undiscovered Managers, LLC, as the shareholder servicing agent of the Investor Class shares of the Funds, or such other entity as shall from time to time act as the shareholder servicing agent of such Investor Class shares (the "Servicing Agent"), a fee (the "Shareholder Servicing Fee") for services rendered and expenses borne by the Servicing Agent in connection with the provision of certain services provided to Investor Class shareholders, at an annual rate not to exceed 0.35% of a Fund's average daily net assets attributable to such Fund's Investor Class shares. For the period ended August 31, 1998, the Adviser has voluntarily agreed to waive fees of $15, $11, $14, $15 and $14 for the Behavioral Growth Fund, Small Cap Value Fund, Hidden Value Fund, Core Equity Fund and All Cap Value Fund, respectively.

The Bank of New York is the custodian for the Funds and First Data Distributors, Inc., a wholly-owned subsidiary of Investor Services Group and an indirect wholly-owned subsidiary of First Data Corporation, acts as the distributor for the Funds.

4. DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL GAINS With respect to all Funds, dividends from net investment income are distributed annually and net realized capital gains from investment transactions, if any, are normally distributed to shareholders annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Trustees of the Trust. Dividends and capital gain distributions are determined in accordance with income tax requirements which may differ from generally accepted accounting principles.

Distributions from net realized gains for book purposes may include short-term capital gains, which are taxed as ordinary income.

5. TRUSTEES' COMPENSATION
Certain officers and trustees of the Funds are also officers and directors of the Adviser. The Trust does not compensate its officers or its trustees who are affiliated with the Adviser. Effective December 30, 1997, the Trust pays each unaffiliated trustee an annual retainer of $10,000. Each unaffiliated Trustee may elect not to receive such fees on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in each Fund on the normal payment date for each fee.

6. SHARES OF BENEFICIAL INTEREST
The Behavioral Growth Fund, Small Cap Value Fund, Hidden Value Fund, Core Equity Fund and All Cap Value Fund each offer two classes of shares, the Institutional Class and the Investor Class. The Special Small Cap Fund and REIT Fund offer one class of shares, the Institutional Class. Each Fund is authorized to issue an unlimited number of shares of beneficial interest in a class with no par value. At August 31, 1998, Undiscovered Managers, LLC owned the following number of shares in each Fund:


FUND                                   INSTITUTIONAL CLASS             INVESTOR CLASS
----                                   -------------------             --------------

Behavioral Growth Fund                           0                          3,392
Special Small Cap Fund                           0                            N/A
REIT Fund                                        0                            N/A
Small Cap Value Fund                         8,000                          2,854
Hidden Value Fund                                0                          4,136
Core Equity Fund                                 0                          3,390
All Cap Value Fund                           4,474                          3,526


[UNDISCOVERED MANAGERS(TM) LOGO]

7. INVESTMENT TRANSACTIONS
Aggregate purchases and proceeds from sales of investment securities (other than U.S. Government Obligations and short-term investments) for the period ended August 31, 1998 were:

                                             AGGREGATE             PROCEEDS FROM
        FUND                                 PURCHASES                 SALES
        ----                                 ---------             -------------

Behavioral Growth Fund                      $ 7,639,944             $1,991,547
Special Small Cap Fund                       14,892,515                583,577
REIT Fund                                    12,817,501              2,689,751
Small Cap Value Fund                         16,681,236                389,241
Hidden Value Fund                             1,808,646                487,434
Core Equity Fund                              1,554,666                252,274
All Cap Value Fund                              459,903                 82,032



The aggregate gross unrealized appreciation and depreciation and net unrealized depreciation for all securities as computed on a federal income tax basis, at August 31, 1998, for each Fund were as follows:


        FUND                   TAX BASIS COST    APPRECIATION     DEPRECIATION   NET DEPRECIATION
        ----                   --------------    ------------     ------------   ----------------

Behavioral Growth Fund           $ 5,474,987       $130,243       $(1,082,221)     $  (951,978)
Special Small Cap Fund            13,914,654        136,065        (2,969,738)      (2,833,673)
REIT Fund                          9,989,909          5,965        (1,374,096)      (1,368,131)
Small Cap Value Fund              16,363,161         20,180        (4,245,598)      (4,225,418)
Hidden Value Fund                  1,335,315          1,942          (390,451)        (388,509)
Core Equity Fund                   1,299,579         10,228          (190,852)        (180,624)
All Cap Value Fund                   366,793          7,580           (67,634)         (60,054)


INDEPENDENT AUDITORS' REPORT


To the Trustees and Shareholders of Undiscovered Managers Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Undiscovered Managers Funds, (the Trust) (comprised of the Undiscovered Managers Behavioral Growth Fund, the Undiscovered Managers Special Small Cap Fund, the Undiscovered Managers REIT Fund, the Undiscovered Managers Small Cap Value Fund, the Undiscovered Managers Hidden Value Fund, the Undiscovered Managers Core Equity Fund and the Undiscovered Managers All Cap Value Fund (the Funds)) as of August 31, 1998, and the related statements of operations, statements of changes in net assets, and financial highlights for the period from December 30, 1997, the commencement of investment operations to August 31, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the aforementioned Funds at August 31, 1998, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Boston, Massachusetts
October 2, 1998

                      This page intentionally left blank.

--------------------------------------------------------------------------------

                                  HOW TO REACH




                        [UNDISCOVERED MANAGERS(TM) LOGO]



    --------------------------------------------------------------------

    BY PHONE

    INSTITUTIONAL CLIENT SERVICES.......      (888) 202-3981 (TOLL-FREE)

    CLIENT SERVICES,
    GENERAL INFORMATION OR
    TO OBTAIN A PROSPECTUS..............      (888) 242-3514 (TOLL-FREE)

        A REGISTERED REPRESENTATIVE OF UNDISCOVERED MANAGERS CAN BE
                  REACHED FROM 7:30 AM - 7:00 PM CT

    --------------------------------------------------------------------


    BY FAX..............................                 (214) 999-7201

    BY MAIL.............................    700 North Pearl, Suite 1700
                                                       Dallas, TX 75201



    --------------------------------------------------------------------

    BY E-MAIL.......................... invest@undiscoveredmanagers.com

    --------------------------------------------------------------------





                          WWW.UNDISCOVEREDMANAGERS.COM



--------------------------------------------------------------------------------